UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23383

LORD ABBETT CREDIT OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq. Vice President, Secretary, and Chief Legal Officer
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report(s) to Shareholders.

LORD ABBETT

SEMIANNUAL REPORT

Lord Abbett

Credit Opportunities Fund

For the six-month period ended June 30, 2023

Table of Contents

1	A Letter to Shareholders

2	Information About Your Fund’s Expenses and Holdings Presented by Sector

4	Schedule of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

20	Financial Highlights

22	Notes to Financial Statements

39	Supplemental Information to Shareholders

Lord Abbett Credit Opportunities Fund

Semiannual Report

For the six-month period ended June 30, 2023

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this semiannual report for Lord Abbett Credit Opportunities Fund for the six-month period ended June 30, 2023. For additional information about the Fund, please visit our website at www.lordabbett.com, where you can access the quarterly commentaries by the Fund’s portfolio managers. General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a quarterly newsletter available on our website.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service fees (these charges vary among the share classes); and other Fund expenses. You may also incur transaction costs in the form of a repurchase fee of up to 2% which the Fund may (but does not currently) impose on shares that have been accepted for repurchase that have been held for less than one year. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 through June 30, 2023).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 1/1/23 – 6/30/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	1/1/23	6/30/23	1/1/23 - 6/30/23
Institutional Class
Actual	$1,000.00	$1,050.80	$7.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$6.95
Class A
Actual	$1,000.00	$1,046.90	$10.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.18	$10.69
Class U
Actual	$1,000.00	$1,048.10	$10.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.13	$10.74

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.39% for Institutional Class, 2.14% for Class A and 2.15% for Class U) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

June 30, 2023

Sector*	%**
Asset-Backed Securities	21.19%
Basic Materials	1.92%
Communications	0.66%
Consumer Cyclical	15.78%
Consumer Non-Cyclical	3.33%
Diversified	2.01%
Energy	21.75%
Financials	9.40%
Industrials	16.07%
Manufacturing	0.15%
Mortgage-Backed Securities	2.28%
Technology	0.49%
U.S. Government	1.90%
Utilities	0.97%
Repurchase Agreements	2.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments (unaudited)

June 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 84.13%

ASSET-BACKED SECURITIES 20.80%

Automobiles 10.89%
CAL Receivables LLC Series 2022-1 Class B†	9.417% (30 day USD SOFR Average + 4.35%	)#	10/15/2026	$25,550,000		$25,027,147
Carvana Auto Receivables Trust Series 2021-N1 Class R†	Zero Coupon		1/10/2028	10,000	(a)	1,506,311	(b)
Exeter Automobile Receivables Trust Series 2020-2A Class R†	Zero Coupon		9/15/2032	35,000		26,447,446	(c)
Exeter Automobile Receivables Trust Series 2021-4A Class R†	Zero Coupon		12/15/2033	18,050	(a)	7,266,506
Exeter Automobile Receivables Trust Series 2023-2A Class E†	9.75%		11/15/2030	16,149,000		16,013,910
Flagship Credit Auto Trust Series 2020-4 Class R†	Zero Coupon		7/17/2028	17,826	(a)	2,840,552	(b)
Flagship Credit Auto Trust Series 2023-1 Class E†	11.44%		4/15/2030	13,500,000		13,901,471
Flagship Credit Auto Trust Series 2023-2 Class E†	10.89%		7/15/2030	27,190,000		27,032,461
PenFed Auto Receivables Owner Trust Series 2022-A Class R1†	Zero Coupon		6/17/2030	30,000		4,763,259	(b)
Santander Bank Auto Credit-Linked Notes Series 2022-C Class D†	8.197%		12/15/2032	2,810,267		2,830,549
Santander Bank Auto Credit-Linked Notes Series 2022-C Class E†	11.366%		12/15/2032	3,372,320		3,402,200
Santander Bank Auto Credit-Linked Notes Series 2022-C Class F†	14.592%		12/15/2032	20,000,000		20,200,792
Tricolor Auto Securitization Trust Series 2021-1A Class F†	5.08%		5/15/2028	5,250,000		4,965,613
Total						156,198,217

Credit Card 0.61%
Continental Finance Credit Card ABS Master Trust Series 2020-1A Class C†	5.75%		12/15/2028	6,500,000		5,550,491	(b)
Genesis Sales Finance Master Trust Series 2021-AA Class F†	5.59%		12/21/2026	4,000,000		3,252,126
Total						8,802,617

Other 9.30%
AMMC CLO Ltd. Series 2020-23A Class ER†	11.66% (3 mo. USD LIBOR + 6.40%	)#	10/17/2031	7,500,000		6,796,265

4	See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
Anchorage Capital CLO Ltd. Series 2022-25A Class SUB†	Zero Coupon	#	4/20/2035		$8,000,000	$5,750,699
ARES XLVI CLO Ltd. Series 2017-46A Class E†	10.56% (3 mo. USD LIBOR + 5.30%	)#	1/15/2030		250,000	201,097
Atrium XV Series 15A Class E†	11.123% (3 mo. USD LIBOR + 5.85%	)#	1/23/2031		2,000,000	1,821,161
Avant Loans Funding Trust Series 2021-REV1 Class E†	6.41%		7/15/2030		3,931,000	3,446,461
Ballyrock CLO Ltd. Series 2023-23A Class C†	10.191% (3 mo. USD Term SOFR + 5.20%	)#	4/25/2036		5,300,000	5,321,811
Ballyrock CLO Ltd. Series 2023-24A Class SUB†	Zero Coupon	#	7/15/2036		11,250,000	8,775,000
Carlyle U.S. CLO Ltd. Series 2021-10A Class E†	11.75% (3 mo. USD LIBOR + 6.50%	)#	10/20/2034		5,000,000	4,466,476
Carlyle U.S. CLO Ltd. Series 2021-5A Class E†	11.50% (3 mo. USD LIBOR + 6.25%	)#	7/20/2034		8,125,000	7,431,824
Dryden 45 Senior Loan Fund Series 2016-45A Class ER†	11.11% (3 mo. USD LIBOR + 5.85%	)#	10/15/2030		7,763,000	6,306,294
Dryden 65 CLO Ltd. Series 2018-65A Class E†	11.012% (3 mo. USD LIBOR + 5.75%	)#	7/18/2030		3,000,000	2,580,157
Fairstone Financial Issuance Trust I Series 2020-1A Class D†(d)	6.873%		10/20/2039	CAD	6,570,000	4,880,457
Galaxy XXVI CLO Ltd. Series 208-26A Class E†	11.229% (3 mo. USD LIBOR + 5.85%	)#	11/22/2031		$11,410,000	10,269,000
Galaxy Xxviii CLO Ltd. Series 2018-28A Class E†	11.26% (3 mo. USD LIBOR + 6.00%	)#	7/15/2031		3,550,000	3,088,535
GoldenTree Loan Management U.S. CLO 4 Ltd. Series 2019-4A Class E†	10.023% (3 mo. USD LIBOR + 4.75%	)#	4/24/2031		1,750,000	1,529,348
Lending Funding Trust Series 2020-2A Class D†	6.77%		4/21/2031		4,625,000	4,022,760
Lendmark Funding Trust Series 2021-2A Class D†	4.46%		4/20/2032		2,000,000	1,512,687
OCP CLO Ltd. Series 2014-6A Class DR†	11.78% (3 mo. USD LIBOR + 6.52%	)#	10/17/2030		6,087,000	5,166,662

See Notes to Financial Statements.	5

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
OCP CLO Ltd. Series 2023-26A Class SUB†	Zero Coupon	#	4/17/2036	$17,000,000		$16,325,574	(b)
Pagaya AI Debt Selection Trust Series 2020-1 Class CERT†	Zero Coupon		7/15/2027	2,000,000	(a)	617,180	(b)
Pagaya AI Debt Selection Trust Series 2020-1 Class CERT†	Zero Coupon	#	11/15/2027	2,153,846	(a)	86,100
Perimeter Master Note Business Trust	5.19%		5/15/2027	5,000,000		4,097,591
Perimeter Master Note Business Trust	8.13%		5/15/2027	25,000,000		19,435,975
Post Road Equipment Finance Series 2021 Class E†	4.36%		3/15/2029	3,733,000		3,601,174
Regatta XIV Funding Ltd. Series 2018-3A Class E†	11.205% (3 mo. USD LIBOR + 5.95%	)#	10/25/2031	3,400,000		2,891,435
TICP CLO XI Ltd. Series 2018-11A Class E†	11.25% (3 mo. USD LIBOR + 6.00%	)#	10/20/2031	3,175,000		2,986,659
Total						133,408,382
Total Asset-Backed Securities (cost $337,656,814)						298,409,216

				Shares

COMMON STOCKS 0.02%

Transportation Infrastructure
ACBL Holdings Corp. (cost $132,392)				4,355		195,975	(b)

				Principal Amount

CONVERTIBLE BONDS 2.14%

Airlines 0.79%
JetBlue Airways Corp.	0.50%		4/1/2026	$13,694,000		11,314,726

Commercial Services 0.14%
Sabre Global, Inc.	4.00%		4/15/2025	2,500,000		1,977,174

Oil & Gas 0.52%
Nabors Industries, Inc.†	1.75%		6/15/2029	10,000,000		7,535,000

Trucking & Leasing 0.69%
Greenbrier Cos., Inc.	2.875%		4/15/2028	10,000,000		9,895,000
Total Convertible Bonds (cost $35,452,420)						30,721,900

6	See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
CORPORATE BONDS 49.19%

Aerospace/Defense 2.59%
Triumph Group, Inc.	7.75%		8/15/2025			$38,191,000	$37,170,918

Airlines 0.40%
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(e)	9.50%		6/1/2028			6,300,000	5,790,173

Auto Parts & Equipment 0.95%
Real Hero Merger Sub 2, Inc.†	6.25%		2/1/2029			16,550,000	13,589,370

Building Materials 1.79%
Eco Material Technologies, Inc.†	7.875%		1/31/2027			6,572,000	6,228,439
Victors Merger Corp.†	6.375%		5/15/2029			28,649,000	19,518,134
Total							25,746,573

Chemicals 0.50%
Kobe U.S. Midco 2, Inc.†	9.25%		11/1/2026			10,760,000	7,155,400

Commercial Services 2.01%
BCP V Modular Services Finance PLC(d)	6.75%		11/30/2029		EUR	34,576,000	28,768,624

Diversified Financial Services 7.65%
Advisor Group Holdings, Inc.†	10.75%		8/1/2027			$14,113,000	14,221,134
Armor Holdco, Inc.†	8.50%		11/15/2029			21,845,000	18,151,365
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(e)	6.50%		9/15/2024			39,238,729	35,198,709
SCF Preferred Equity LLC†	7.50% (5 yr. CMT + 6.73%	)#	–	(f)		15,000,000	11,400,000
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(e)	6.375%		2/1/2030			38,250,000	30,834,550
Total							109,805,758

Entertainment 0.96%
AMC Entertainment Holdings, Inc.†	10.00%		6/15/2026			19,223,865	13,724,494

Environmental Control 2.32%
Madison IAQ LLC†	5.875%		6/30/2029			41,071,000	33,315,103

Holding Companies-Diversified 1.98%
Benteler International AG (Austria)†(e)	10.50%		5/15/2028			28,104,000	28,411,879

Home Builders 0.32%
STL Holding Co. LLC†	7.50%		2/15/2026			4,964,000	4,569,268

See Notes to Financial Statements.	7

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Lodging 1.11%
Full House Resorts, Inc.†	8.25%	2/15/2028	$17,078,000	$16,000,037

Machinery-Diversified 1.91%
SPX FLOW, Inc.†	8.75%	4/1/2030	30,360,000	27,358,859

Oil & Gas 14.36%
Berry Petroleum Co. LLC†	7.00%	2/15/2026	34,470,000	31,925,769
Crescent Energy Finance LLC†	7.25%	5/1/2026	29,467,000	27,681,594
Crescent Energy Finance LLC†	9.25%	2/15/2028	3,179,000	3,087,620
Earthstone Energy Holdings LLC†	8.00%	4/15/2027	35,256,000	34,082,857
Gulfport Energy Corp.†	8.00%	5/17/2026	4,595,000	4,621,674
Kosmos Energy Ltd.†	7.50%	3/1/2028	11,580,000	9,639,443
Kosmos Energy Ltd.†	7.75%	5/1/2027	5,300,000	4,553,251
Nabors Industries Ltd.†	7.25%	1/15/2026	19,801,000	18,508,292
Petroleos Mexicanos (Mexico)(e)	6.84%	1/23/2030	14,000,000	11,143,317
Precision Drilling Corp. (Canada)†(e)	6.875%	1/15/2029	12,977,000	11,737,216
Vital Energy, Inc.†	7.75%	7/31/2029	32,055,000	26,476,148
Vital Energy, Inc.	10.125%	1/15/2028	2,657,000	2,607,912
W&T Offshore, Inc.†	11.75%	2/1/2026	20,007,000	19,971,474
Total				206,036,567

Oil & Gas Services 3.53%
KLX Energy Services Holdings, Inc.†	11.50%	11/1/2025	6,361,000	6,011,498
Nine Energy Service, Inc.	13.00%	2/1/2028	31,437,000	28,287,013
Oceaneering International, Inc.	6.00%	2/1/2028	17,210,000	16,322,743
Total				50,621,254

Real Estate 0.68%
CIFI Holdings Group Co. Ltd. (China)(e)	4.375%	4/12/2027	2,000,000	232,133
CIFI Holdings Group Co. Ltd. (China)(e)	5.25%	5/13/2026	1,800,000	208,667
CIFI Holdings Group Co. Ltd. (China)(e)	6.00%	7/16/2025	7,000,000	794,085
Kaisa Group Holdings Ltd. (China)(e)	10.50%	1/15/2025	5,000,000	334,433
Kaisa Group Holdings Ltd. (China)(e)(g)	11.95%	11/12/2023	2,300,000	186,875
Logan Group Co. Ltd. (China)(e)	4.50%	1/13/2028	4,000,000	405,572
Logan Group Co. Ltd. (China)(e)	5.25%	2/23/2023	8,000,000	819,261
Shimao Group Holdings Ltd. (Hong Kong)(e)	3.45%	1/11/2031	7,277,000	556,600
Shimao Group Holdings Ltd. (Hong Kong)(e)	5.20%	1/16/2027	26,223,000	2,248,350
Sunac China Holdings Ltd. (China)(e)(g)	5.95%	4/26/2024	13,500,000	2,026,459
Sunac China Holdings Ltd. (China)(e)	6.50%	1/10/2025	8,000,000	1,209,733
Sunac China Holdings Ltd. (China)(e)(g)	6.80%	10/20/2024	3,500,000	538,008
Sunac China Holdings Ltd. (China)(e)	7.50%	2/1/2024	1,000,000	150,108
Total				9,710,284

8	See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Retail 6.13%
BCPE Ulysses Intermediate, Inc.†	7.75%		4/1/2027		$42,834,000	$37,762,883
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		43,251,000	28,043,948
Park River Holdings, Inc.†	5.625%		2/1/2029		16,174,000	12,555,715
Park River Holdings, Inc.†	6.75%		8/1/2029		12,000,000	9,556,020
Total						87,918,566
Total Corporate Bonds (cost $758,716,112)						705,693,127

FLOATING RATE LOANS(h) 9.62%

Building & Construction 0.56%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	11.693% (1 mo. USD LIBOR + 6.50%	)	5/14/2029		8,726,238	7,999,037

Building Materials 1.36%
ACProducts, Inc. 2021 Term Loan B	9.754% (3 mo. USD Term SOFR + 4.25%	)	5/17/2028		23,107,954	19,497,337

Entertainment 0.63%
Vue International Bidco PLC 2022 EUR Term Loan(d)	11.086% (6 mo. EUR EURIBOR + 8.00%	)	6/30/2027	EUR	2,105,399	2,102,132
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(d)	4.859% (6 mo. EUR EURIBOR + 2.00%	)	12/31/2027	EUR	12,048,274	6,880,327
Total						8,982,459

Gaming/Leisure 2.06%
Silk Bidco AS EUR Term Loan B(d)	9.697% (6 mo. EUR EURIBOR + 6.50%	)	2/28/2027	EUR	30,518,596	29,492,997

Housing 0.34%
Oscar AcquisitionCo LLC Term Loan B	9.842% (3 mo. USD Term SOFR + 4.50%	)	4/29/2029		$4,987,437	4,881,454

Internet Companies 0.82%
NEXUS Buyer LLC 2021 Second Lien Term Loan	11.453% (1 mo. USD Term SOFR + 6.25%	)	11/5/2029		13,000,001	11,756,876

Manufacturing 0.65%
ABG Intermediate Holdings 2 LLC 2021 2nd Lien Term Loan	–	(i)	12/20/2029		9,978,802	9,330,180

Miscellaneous Manufacture 0.69%
MB Aerospace Holdings, Inc. 2017 Term Loan	–	(i)	1/22/2025		9,973,615	9,923,747

See Notes to Financial Statements.	9

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas Services 1.44%
Ulterra Drilling Technologies LP Term Loan B	10.443% (1 mo. USD LIBOR + 5.25%	)	11/26/2025	$21,041,218	$20,699,298

Pharmaceuticals 0.15%
Canopy Growth Corp. Term Loan (Canada)(e)	14.183% (3 mo. USD LIBOR + 8.50%	)	3/18/2026	2,746,798	2,194,005

Recreation & Travel 0.05%
United FP Holdings LLC 2019 2nd Lien Term Loan	13.717% (3 mo. USD LIBOR + 8.50%	)	12/30/2027	1,000,000	725,000

Software 0.48%
ECL Entertainment LLC Term Loan	12.717% (1 mo. USD Term SOFR + 7.50%	)	5/1/2028	6,795,697	6,855,160

Telecommunications 0.39%
Truck Hero, Inc. 2021 Term Loan B	–	(i)	1/31/2028	5,984,694	5,654,518
Total Floating Rate Loans (cost $143,575,014)					137,992,068

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.28%
CF Trust Series 2019-BOSS Class B1A†	16.693% (1 mo. USD LIBOR + 11.50%	)#	12/15/2024	1,100,000	1,003,910	(b)
Commercial Mortgage Pass-Through Certificates Series 2015-DC1 Class D†	4.438%	#(j)	2/10/2048	5,000,000	3,710,772
GS Mortgage Securities Corp. Trust Series 2021-RENT Class G†	10.863% (1 mo. USD LIBOR + 5.70%	)#	11/21/2035	8,214,886	7,048,458
GS Mortgage Securities Corp. Trust Series 2021-RSMZ Class MZ†	14.693% (1 mo. USD LIBOR + 9.50%	)#	6/15/2026	11,250,000	2,250,000	(b)
GS Mortgage Securities Trust Series 2013-GC12 Class E†	3.25%		6/10/2046	60,091	57,751
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class D†	3.931%	#(j)	6/10/2027	614,619	13,876
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-1 Class F†	14.262% (1 mo. USD Term SOFR + 9.11%	)#	9/15/2029	850,000	566,844
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-1 Class XCP†	Zero Coupon	#(j)	9/15/2029	67,025,943	1	(c)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-1440 Class F†	10.043% (1 mo. USD LIBOR + 4.85%	)#	3/15/2036	6,025,000	1,253,536	(b)

10	See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class D†	11.894% (1 mo. USD LIBOR + 6.70%	)#	8/15/2033	$15,790,000	(a)	$14,432,636
Laurel Road Prime Student Loan Trust Series 2019-A Class R†	Zero Coupon		10/25/2048	3,314,520		562,142
Palisades Center Trust Series 2016-PLSD Class A†	2.713%		4/13/2033	3,200,000		1,840,000
Palisades Center Trust Series 2016-PLSD Class D†	4.737%		4/13/2033	225,000		10,608
Total Non-Agency Commercial Mortgage-Backed Securities (cost $49,494,400)						32,750,534

	Dividend Rate			Shares

PREFERRED STOCKS 0.08%

Transportation Infrastructure
ACBL Holdings Corp.	Zero Coupon			11,542		271,237
ACBL Holdings Corp.	Zero Coupon			15,891		874,005
Total Preferred Stocks (cost $685,825)						1,145,242

	Exercise Price		Expiration Date

WARRANTS 0.00%

Specialty Retail
Chinos Intermediate Holdings A, Inc.* (cost $34,899)	$3.20			9,971		25,755
Total Long-Term Investments (cost $1,325,747,876)						1,206,933,817

	Interest Rate		Maturity Date	Principal Amount

SHORT-TERM INVESTMENTS 14.22%

COMMERCIAL PAPER 10.29%

Chemicals 1.39%
FMC Corp.	5.835%		7/5/2023	$20,000,000		19,993,611

Electric 3.46%
ARROW ELECTRONICS, Inc.	5.683%		7/5/2023	14,000,000		13,995,644
Hawaiian Electric Industries, Inc.	5.836%		7/6/2023	13,650,000		13,643,459
Jabil, Inc.	5.956%		7/5/2023	22,000,000		21,992,826
Total						49,631,929

See Notes to Financial Statements.	11

Schedule of Investments (unaudited)(continued)

June 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Finance 1.05%
Hitachi America Capital Ltd.	5.328%	7/6/2023	$15,000,000	$14,993,438

Pharmaceuticals 0.98%
CVS Health Corp.	5.359%	7/6/2023	14,000,000	13,993,840

Pipelines 1.53%
Energy Transfer LP	5.835%	7/5/2023	22,000,000	21,992,972

Retail 1.88%
Walgreens Boots Alliance, Inc.	5.782%	7/3/2023	20,000,000	20,000,000
Walgreens Boots Alliance, Inc.	6.119%	7/6/2023	7,000,000	6,996,500
Total				26,996,500
Total Commercial Paper (cost $147,555,835)				147,602,290

U.S. TREASURY OBLIGATIONS 1.87%
U.S. Treasury Bills (Cost $26,866,061)	Zero Coupon	11/24/2023	27,442,000	26,873,749

REPURCHASE AGREEMENTS 2.06%
Repurchase Agreement dated 6/30/2023, 2.600% due 7/3/2023 with Fixed Income Clearing Corp. collateralized by $13,573,300 of U.S. Treasury Note at 0.500% due 10/31/2027; value: $11,590,971; proceeds: $11,366,155 (cost $11,363,693)			11,363,693	11,363,693
Repurchase Agreement dated 6/30/2023, 4.950% due 7/3/2023 with TD Securities USA LLC collateralized by $23,246,000 of U.S. Treasury Bond at 0.625% due 8/15/2030; value: $18,579,522; proceeds: $18,207,320) (cost $18,199,813)			18,199,813	18,199,813
Total Repurchase Agreements (cost $29,563,506)				29,563,506
Total Short-Term Investments (cost $203,985,402)				204,039,545
Total Investments in Securities 98.35% (cost $1,529,733,278)				1,410,973,362
Other Assets and Liabilities – Net(k) 1.65%				23,619,966
Net Assets 100.00%				$1,434,593,328

CAD	Canadian Dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At June 30, 2023, the total value of Rule 144A securities was $886,843,500, which represents 61.82% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at June 30, 2023.
*	Non-income producing security.

12	See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

June 30, 2023

(a)	Principal amount represents ownership shares of the Trust.
(b)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at June 30, 2023.
(i)	Interest Rate to be determined.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Issuers - Buy Protection at June 30, 2023(1):

Referenced Issuers	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Depreciation(3)	Value
Federal Republic of Germany(4)(5)	Bank of America	0.25%	12/20/2026	$35,000,000	$(117,184)	$(49,440)	$(166,624)
Federal Republic of Germany(4)(5)	Bank of America	0.25%	12/20/2027	10,000,000	(14,113)	(35,537)	(49,650)
					$(131,297)	$(84,977)	$(216,274)

Centrally Cleared Credit Default Swap Contracts on Indexes/Issuers - Sell Protection at June 30, 2023(1):

Referenced Indexes/Issuers	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
CHS/Community Health Systems, Inc.(4)(5)	Bank of America	5.00%	6/20/2025	$10,000,000	$(1,088,313)	$23,196	$(1,065,117)
CHS/Community Health Systems, Inc.(4)(5)	Bank of America	5.00%	12/20/2024	9,000,000	(608,101)	6,683	(601,418)
Markit CDX.NA.HY.40(4)(6)	Bank of America	5.00%	6/20/2028	80,000,000	1,208,209	1,026,218	2,234,427
Transocean, Inc.(4)(5)	Bank of America	1.00%	12/20/2024	10,000,000	(781,872)	267,005	(514,867)
					$(1,270,077)	$1,323,102	$53,025

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap contract agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap contracts and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contract agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes/Issuers amounted to $1,323,102. Total unrealized depreciation on Credit Default Swap Contracts on Issuers amounted to $84,977.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	Moody’s Credit Rating: Baa3.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

See Notes to Financial Statements.	13

Schedule of Investments (unaudited)(continued)

June 30, 2023

Forward Foreign Currency Exchange Contracts at June 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Toronto Dominion Bank	9/13/2023	525,000	$571,814	$574,867	$3,053
Euro	Sell	State Street Bank and Trust	9/13/2023	165,000	181,559	180,673	886
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$3,939

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	State Street Bank and Trust	7/20/2023	6,349,000	$4,725,506	$4,793,647	$(68,141)
Euro	Sell	Morgan Stanley	9/13/2023	1,820,000	1,967,527	1,992,872	(25,345)
Euro	Sell	Morgan Stanley	9/13/2023	55,456,000	59,904,680	60,723,465	(818,785)
Euro	Sell	Morgan Stanley	9/13/2023	1,635,000	1,769,887	1,790,300	(20,413)
Euro	Sell	Toronto Dominion Bank	9/13/2023	1,373,000	1,490,872	1,503,414	(12,542)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(945,226)

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Automobiles	$–	$120,640,649	$35,557,568	$156,198,217
Credit Card	–	3,252,126	5,550,491	8,802,617
Other	–	116,465,628	16,942,754	133,408,382
Common Stocks	–	–	195,975	195,975
Convertible Bonds	–	30,721,900	–	30,721,900
Corporate Bonds	–	705,693,127	–	705,693,127
Floating Rate Loans	–	137,992,068	–	137,992,068
Non-Agency Commercial Mortgage-Backed Securities	–	29,246,997	3,503,537	32,750,534
Preferred Stocks	–	1,145,242	–	1,145,242
Warrants	–	25,755	–	25,755
Short-Term Investments
Commercial Paper	–	147,602,290	–	147,602,290
U.S. Treasury Obligations	–	26,873,749	–	26,873,749
Repurchase Agreements	–	29,563,506	–	29,563,506
Total	$–	$1,349,223,037	$61,750,325	$1,410,973,362

14	See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

June 30, 2023

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$2,234,427	$–	$2,234,427
Liabilities	–	(2,397,676)	–	(2,397,676)
Forward Foreign Currency Exchange Contracts
Assets	–	3,939	–	3,939
Liabilities	–	(945,226)	–	(945,226)
Total	$–	$(1,104,536)	$–	$(1,104,536)

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Common Stocks	Non-Agency Commercial Mortgage- Backed Securities
Balance as of January 1, 2023	$18,961,143	$–	$1,490,155
Accrued Discounts (Premiums)	58,583	–	1,461
Realized Gain (Loss)	–	–	–
Change in Unrealized Appreciation (Depreciation)	1,007,662	23,953	(13,154,988)
Purchases	38,755,000	–	–
Sales	–	–	–
Transfers into Level 3(a)	9,206,088	172,022	16,657,063
Transfers out of Level 3(a)	(9,937,663)	–	(1,490,154)
Balance as of June 30, 2023	$58,050,813	$195,975	$3,503,537
Change in unrealized appreciation/depreciation for the period ended June 30, 2023, related to Level 3 investments held at June 30, 2023	$1,007,662	$23,953	$(13,154,988)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Financial Statements.	15

Statement of Assets and Liabilities (unaudited)

June 30, 2023

ASSETS:
Investments in securities, at cost	$1,529,733,278
Investments in securities, at fair value	$1,410,973,362
Cash	862,965
Deposits with brokers for forwards and swaps collateral	20,773,166
Foreign cash, at value (cost $1,925,997)	1,918,746
Receivables:
Interest and dividends	24,250,111
Investment securities sold	16,286,204
Capital shares sold	7,238,896
Variation margin receivable for centrally cleared swap agreements	463,917
Unrealized appreciation on forward foreign currency exchange contracts	3,939
Prepaid expenses and other assets	98,150
Total assets	1,482,869,456
LIABILITIES:
Payables:
Investment securities purchased	37,355,239
Management fee	1,422,513
Distribution and Servicing plan	374,732
Fund administration	45,520
Trustees’ fees	16,156
Unrealized depreciation on forward foreign currency exchange contracts	945,226
Distributions payable	8,021,711
Accrued expenses and other liabilities	95,031
Total liabilities	48,276,128
NET ASSETS	$1,434,593,328
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,598,045,989
Total distributable earnings (loss)	(163,452,661)
Net Assets	$1,434,593,328

16	See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)(concluded)

June 30, 2023

Net assets by class:
Institutional Class Shares	$831,500,124
Class A Shares	$529,154,208
Class U Shares	$ 73,938,996

Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Institutional Class Shares	94,460,829
Class A Shares	60,109,689
Class U Shares	8,395,984

Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Institutional Class Shares-Net asset value	$8.80
Class A Shares-Net asset value	$8.80
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$9.03
Class U Shares-Net asset value	$8.81

See Notes to Financial Statements.	17

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2023

Investment income:
Dividends	$33,569
Interest and other	73,848,442
Total investment income	73,882,011
Expenses:
Management fee	8,029,144
Distribution and Servicing plan-Class A	1,845,052
Distribution and Servicing plan-Class U	150,655
Shareholder servicing	320,613
Fund administration	256,933
Reports to shareholders	103,023
Professional	86,317
Registration	69,919
Custody	28,908
Trustees’ fees	16,888
Other	53,367
Gross expenses	10,960,819
Fees waived and expenses reimbursed (See Note 3)	(28,908)
Net expenses	10,931,911
Net investment income	62,950,100
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(52,429,262)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,081,639)
Net realized gain (loss) on swap contracts	3,037,062
Net realized gain (loss) on foreign currency related transactions	1,002,410
Net change in unrealized appreciation/depreciation on investments	46,701,438
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(375,673)
Net change in unrealized appreciation/depreciation on swap contracts	1,503,072
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	14,685
Net realized and unrealized gain (loss)	(1,627,907)
Net Increase in Net Assets Resulting From Operations	$61,322,193

18	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended June 30, 2023 (unaudited)	For the Year Ended December 31, 2022
Operations:
Net investment income	$ 62,950,100	$ 75,929,953
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(49,471,429)	17,154,632
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swap contracts and translation of assets and liabilities denominated in foreign currencies	47,843,522	(184,138,800)
Net increase (decrease) in net assets resulting from operations	61,322,193	(91,054,215)
Distributions to shareholders:
Institutional Class	(37,254,164)	(53,534,524)
Class A	(22,436,426)	(39,750,401)
Class U	(1,901,821)	(909,175)
Total distributions to shareholders	(61,592,411)	(94,194,100)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	321,527,299	569,650,851
Reinvestment of distributions	22,061,590	39,331,874
Cost of shares reacquired	(84,731,463)	(95,594,188)
Net increase in net assets resulting from capital share transactions	258,857,426	513,388,537
Net increase in net assets	258,587,208	328,140,222
NET ASSETS:
Beginning of period	$1,176,006,120	$ 847,865,898
End of period	$1,434,593,328	$1,176,006,120

See Notes to Financial Statements.	19

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest– ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest– ment oper– ations	Net investment income	Net realized gain	Total distri– butions
Institutional Class
6/30/2023(c)	$ 8.79	$0.44	$–	$ 0.44	$(0.43)	$–	$(0.43)
12/31/2022	10.58	0.75	(1.64)	(0.89)	(0.76)	(0.14)	(0.90)
12/31/2021	10.37	0.79	0.56	1.35	(0.75)	(0.39)	(1.14)
12/31/2020	10.00	0.74	0.34	1.08	(0.71)	–	(0.71)
2/15/2019 to 12/31/2019(f)	10.00	0.59	0.03	0.62	(0.61)	(0.01)	(0.62)
Class A
6/30/2023(c)	8.79	0.41	–	0.41	(0.40)	–	(0.40)
12/31/2022	10.58	0.68	(1.64)	(0.96)	(0.69)	(0.14)	(0.83)
12/31/2021	10.37	0.71	0.56	1.27	(0.67)	(0.39)	(1.06)
12/31/2020	10.00	0.66	0.48	1.14	(0.77)	–	(0.77)
9/13/2019 to 12/31/2019(g)	9.93	0.19	0.08	0.27	(0.19)	(0.01)	(0.20)
Class U
6/30/2023(c)	8.80	0.42	(0.01)	0.41	(0.40)	–	(0.40)
12/31/2022	10.58	0.68	(1.62)	(0.94)	(0.70)	(0.14)	(0.84)
12/31/2021	10.37	0.70	0.57	1.27	(0.67)	(0.39)	(1.06)
6/18/2020 to 12/31/2020(h)	9.10	0.36	1.27	1.63	(0.36)	–	(0.36)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Institutional Class and Class U assumes the reinvestment of all distributions.
(c)	Unaudited.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on February 15, 2019.
(g)	Commenced on September 13, 2019.
(h)	Commenced on June 18, 2020.

20	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse– ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$8.80	5.08	(d)	1.39	(e)	1.39	(e)	10.09	(e)	$831,500	51	(d)
8.79	(8.58)		1.39		1.39		7.94		684,810	52
10.58	13.35		1.39		1.40		7.23		408,536	61
10.37	12.84		1.50		1.62		7.92		177,894	119
10.00	6.29	(d)	1.50	(e)	3.79	(e)	6.78	(e)	61,215	50	(d)

8.80	4.69	(d)	2.14	(e)	2.14	(e)	9.32	(e)	529,154	51	(d)
8.79	(9.26)		2.14		2.14		7.16		466,141	52
10.58	12.53		2.13		2.14		6.53		439,318	61
10.37	12.02		2.25		2.30		7.01		184,655	119
10.00	2.67	(d)	2.25	(e)	5.39	(e)	6.54	(e)	10	50	(d)

8.81	4.81	(d)	2.15	(e)	2.15	(e)	9.55	(e)	73,939	51	(d)
8.80	(9.24)		2.15		2.15		7.50		25,055	52
10.58	12.54		2.13		2.13		6.46		12	61
10.37	18.33	(d)	2.25	(e)	2.30	(e)	7.01	(e)	11	119

See Notes to Financial Statements.	21

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Lord Abbett Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 18, 2018. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on February 15, 2019.

The Fund’s investment objective is total return. The Fund currently offers three classes of Shares: Institutional Class, Class A and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Institutional Class and Class U shares. Class U shares commenced operations on June 18, 2020.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that

Notes to Financial Statements (unaudited)(continued)

occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuation and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A and Class U shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

Notes to Financial Statements (unaudited)(continued)

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

Notes to Financial Statements (unaudited)(continued)

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (unaudited)(continued)

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the period ended June 30, 2023, the Fund did not invest in reverse repurchase agreements.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Notes to Financial Statements (unaudited)(continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of June 30, 2023, the Fund did not have unfunded loan commitments.

(n)	Total Return Swap Contracts–The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of June 30, 2023 and, if applicable, Level 3 rollforwards for the six months then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (unaudited)(continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.25%.

For the six months ended June 30, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of 1.25% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $28,908 of fund administration fees during the six months ended June 30, 2023.

For the period ended June 30, 2023 and continuing through June 30, 2024, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class excluding certain of the Fund’s expenses, do not exceed an annual rate of 1.50%.

This agreement may be terminated only upon the approval of the Board.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A and Class U shares of the Fund, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Institutional Class does not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Notes to Financial Statements (unaudited)(continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the six months ended June 30, 2023:

Distributor Commissions	Dealers’ Concessions
$67	$692,274

Distributor received CDSCs of $29,137 for Class A shares for the six months ended June 30, 2023.

One Trustee and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2023 and fiscal year ended December 31, 2022 was as follows:

	Six Months Ended 6/30/2023 (unaudited)	Year Ended 12/31/2022
Distributions paid from:
Ordinary income	$61,592,411	$82,732,234
Net long-term capital gains	–	11,461,866
Total distributions paid	$61,592,411	$94,194,100

As of June 30, 2023, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,525,660,267
Gross unrealized gain	15,551,605
Gross unrealized loss	(129,941,672)
Net unrealized security gain (loss)	$ (114,390,067)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, premium amortization and wash sales.

Notes to Financial Statements (unaudited)(continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the six months ended June 30, 2023 were as follows:

Purchases	Sales
$798,408,197	$603,735,736

There were no purchases or sales of U.S. Government securities during the six months ended June 30, 2023.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the six months ended June 30, 2023 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into credit default swaps for the six months ended June 30, 2023 (as described in Note 2(i)), for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to the Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Notes to Financial Statements (unaudited)(continued)

As of June 30, 2023, the Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	$2,234,427
Forward Foreign Currency Exchange Contracts(2)	$3,939	–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(1)	–	$2,397,676
Forward Foreign Currency Exchange Contracts(3)	$945,226	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the six months ended June 30, 2023, were as follows:

	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	$3,037,062
Forward Foreign Currency Exchange Contracts(2)	$(1,081,639)	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(3)	–	$1,503,072
Forward Foreign Currency Exchange Contracts(4)	$(375,673)	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(5)	–	$134,564,286
Forward Foreign Currency Exchange Contracts(5)	$64,776,514	–

*	Calculated based on the number of contracts or notional amounts for the six months ended June 30, 2023.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(5)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting

Notes to Financial Statements (unaudited)(continued)

agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$3,939	$–	$3,939
Repurchase Agreements	29,563,506	–	29,563,506
Total	$29,567,445	$–	$29,567,445

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
State Street Bank and Trust	$886	$(886)	$–	$–	$–
Toronto Dominion Bank	3,053	(3,053)	–	–	–
Fixed Income Clearing Corp.	11,363,693	–	–	(11,363,693)	–
TD Securities USA LLC	18,199,813	–	–	(18,199,813)	–
Total	$29,567,445	$(3,939)	$–	$(29,563,506)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$945,226	$–	$945,226
Total	$945,226	$–	$945,226

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$864,543	$–	$(640,000)	$–	$224,543
State Street Bank and Trust	68,141	(886)	(50,000)	–	17,255
Toronto Dominion Bank	12,542	(3,053)	–	–	9,489
Total	$945,226	$(3,939)	$(690,000)	$–	$251,287

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of June 30, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of June 30, 2023.

Notes to Financial Statements (unaudited)(continued)

8.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended June 30, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same graduated borrowing limits as before.

For the period ended June 30, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same graduated borrowing limits as before.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the six months ended June 30, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s net asset value.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the

Notes to Financial Statements (unaudited)(continued)

market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of June 30, 2023, the Fund did not loan any securities.

13.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The results of the repurchase offers are as follows:

Institutional Shares Repurchase Offer

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
December 23, 2022	January 25, 2023	January 25, 2023	1,344,136	$12,110,662
March 23, 2023	April 26, 2023	April 26, 2023	3,354,978	$29,691,552
June 23, 2023	July 26, 2023	July 26, 2023	4,501,148	$39,970,198

Class A Shares Repurchase Offer

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
December 23, 2022	January 25, 2023	January 25, 2023	1,913,931	$17,263,654
March 23, 2023	April 26, 2023	April 26, 2023	2,861,735	$25,326,358
June 23, 2023	July 26, 2023	July 26, 2023	2,344,004	$20,814,760

Class U Shares Repurchase Offer

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
March 23, 2023	April 26, 2023	April 26, 2023	26,245	$232,529
June 23, 2023	July 26, 2023	July 26, 2023	101,000	$896,878

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund

Notes to Financial Statements (unaudited)(continued)

through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Notes to Financial Statements (unaudited)(continued)

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors.

Notes to Financial Statements (unaudited)(continued)

Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system objective.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

Notes to Financial Statements (unaudited)(concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	20,511,551	$182,037,792	43,093,179	$410,963,960
Reinvestment of distributions	756,360	6,704,428	1,338,008	12,365,428
Shares reacquired	(4,699,113)	(41,802,214)	(5,139,082)	(47,689,701)
Increase	16,568,798	$146,940,006	39,292,105	$375,639,687

Class A Shares
Shares sold	10,344,340	$91,902,207	13,768,078	$133,449,139
Reinvestment of distributions	1,535,404	13,609,697	2,794,809	26,078,440
Shares reacquired	(4,787,496)	(42,696,720)	(5,059,555)	(47,895,640)
Increase	7,092,248	$62,815,184	11,503,332	$111,631,939

Class U Shares
Shares sold	5,376,139	$47,587,300	2,749,179	$25,237,752
Reinvestment of distributions	197,476	1,747,465	99,326	888,006
Shares reacquired	(26,245)	(232,529)	(990)	(8,847)
Increase	5,547,370	$49,102,236	2,847,515	$26,116,911

Approval of Advisory Contract

The Board, including all of the Trustees who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of an appropriate benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. The Independent Trustees also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and share repurchase information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability to Lord Abbett of providing management and administrative services to the Fund; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Approval of Advisory Contract (continued)

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance of the peer group and the appropriate benchmark as of the period ended June 30, 2022. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third-party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how each of the expense level and the effective management fees of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio and the effective management fee of the Fund were both below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by the Fund were reasonable in light of all of the factors it considered, including the nature, quality and extent of services provided by Lord Abbett.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The

Approval of Advisory Contract (concluded)

Board also considered the Fund’s existing management fee schedule and the Fund’s expense limitation agreement. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives distribution and servicing fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of such fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Credit Opportunities Fund	LA-CROPP-3 (08/23)

Item 2:	Code of Ethics.

Not applicable.

Item 3:	Audit Committee Financial Expert.

Not applicable.

Item 4:	Principal Accountant Fees and Services.

Not applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
(a)	The information required by this item 8(a) is only required in an annual report on this Form N-CSR.

(b)	Since the date of the last filing, Steven F. Rocco has been added as a Portfolio Manager of the Fund. The information required by Item 8(a)(1) through (4) is provided below.

Name and Title	Since	Recent Professional Experience
Steven F. Rocco (Partner at Lord Abbett)	April 2023	Mr. Rocco, Co-Head of Taxable Fixed Income, joined Lord Abbett in 2004, and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Other Accounts Managed

The following table sets forth information about the other accounts managed by the Fund’s portfolio manager named below as of December 31, 2022.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Steven F. Rocco	17	92,747.68	14	10,857.58	20	3,978.04

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Compensation of Portfolio Managers

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Ownership of Securities

The following table indicates the dollar range of securities beneficially owned by the portfolio manager of the Fund named below that he manages as of the date set forth in the footnote. This table includes the value of securities beneficially owned by such portfolio manager through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities
Steven F. Rocco[1]	$500,001-$1,000,000

[1]	Data as of April 25, 2023.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13:	Exhibits.
(a)(1)	Code of Ethics. Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CREDIT OPPORTUNITIES FUND

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: August 29, 2023

	By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: August 29, 2023